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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2008

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                                   COACH, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                  001-16153                52-2242751
      (State or other           (Commission File          (I.R.S. Employer
       jurisdiction of               Number)             Identification No.)
       incorporation)

                              516 West 34th Street
                               New York, NY 10001
              (Address of principal executive offices and Zip Code)

                                 (212) 594-1850
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On and effective February 7, 2008, the Board of Directors of Coach, Inc., referred to herein as the Company, amended and restated the Company's Bylaws. The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

GENERAL

         In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (1) clarify language, (2) comply or be consistent with Maryland law and New York Stock Exchange listing requirements, and (3) make various technical corrections and non-substantive changes.

         The Amended and Restated Bylaws are referred to herein as the amended Bylaws. The Bylaws as previously in effect are referred to herein as the former Bylaws.

ARTICLE II. MEETINGS OF STOCKHOLDERS.

         Location of stockholder meetings. The former Bylaws provided for stockholders meetings to be held at the principal office of the Company or as stated in the notice of the meeting. The amended Bylaws clarify that meetings of stockholders will be held at the principal executive office of the Company or at such other place as set by the Board of Directors and stated in the notice of the meeting.

         Procedures governing stockholder requested special meetings. The amended Bylaws clarify that a duly authorized agent of a stockholder may act on behalf of a stockholder by signing and delivering certain notices and requests for a special meeting of stockholders. The amended Bylaws shorten the timeframe for setting a record date for determining stockholders entitled to request a special meeting. The amended Bylaws consolidate certain provisions concerning procedures for verifying the validity of special meeting requests. The former Bylaws required payment of the expenses of preparing and mailing the proxy materials within 20 days of notification by the Secretary. The amended Bylaws provide more flexibility by requiring receipt of payment of expenses prior to the mailing of the notice of the special meeting. The amended Bylaws increase the timeframe in which a stockholder requested meeting must be held from 60 days to 90 days from the record date for the meeting and sets the default meeting date at 90 days from the record date for the meeting. The amended Bylaws also simplify the timing for the meeting record date. The amended Bylaws clarify that the Board of Directors may revoke the notice of any stockholder requested meeting in the event that the requesting stockholders fail to pay the cost of preparing and mailing the meeting's proxy materials.

         Notice of stockholders meetings. The amended Bylaws clarify that minor irregularities in providing notice of a stockholders meeting will not affect the validity of any meeting fixed in accordance with the Bylaws. Additionally, the amended Bylaws clarify that cancellation or postponement of a stockholders meeting may be made by public announcement.

         Organization and conduct of stockholder meetings. The amended Bylaws expand the list of the rules, regulations and procedures that may be established by the chairman of the meeting to include, among other things: (a) determining when the polls should be opened and closed; (b) removing any person who refuses to comply with the meeting procedures; and (c) complying with any state or local laws and regulations concerning safety and security.

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         Stockholder proxies. The amended Bylaws allow for authorization of proxies in any manner permitted by law.

         Inspectors of election. The amended Bylaws clarify the duties of an inspector at a stockholders meeting.

         Advance notice of stockholder nominations and proposals of other business. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders 90 to 120 days before the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. The amended Bylaws provide that such advance notice shall be delivered to the Secretary at the principal executive office of the Company not earlier than the 150th day prior to the first anniversary of the date of proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

         Additionally, the amended Bylaws (a) expand the information required to be provided by the stockholder making a proposal, including information about persons controlling, or acting in concert with, such stockholder and information about any hedging activities engaged in by them, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

         The amended Bylaws also provide that, notwithstanding anything in the advance notice provisions to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting, a stockholder's notice required by the advance notice provisions shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Company not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

ARTICLE III. DIRECTORS.

         Regular meetings. The amended Bylaws provide that directors may be provided notice of regular meetings of the Board of Directors by resolution.

         Voting. The former Bylaws provided that, in the event enough directors withdrew from a meeting to leave less than a quorum, the action of a majority of the directors still present would be the action of the Board of Directors. The amended Bylaws provide that, in the event enough directors withdraw from a meeting to leave less than a quorum, a majority of that number of directors necessary to constitute a quorum at such meeting is required for the Board of Directors to take action.

         Unanimous consent of directors in lieu of a meeting. The amended Bylaws provide that, in accordance with the Maryland General Corporation Law, unanimous consents in lieu of a meeting of the Board may be given by electronic transmission, as well as in writing.

         Vacancies on the Board of Directors. The Maryland General Corporation Law requires a minimum of one director. The amended Bylaws remove reference to the powers of the directors if fewer than three directors remain.

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         Reliance. The Maryland General Corporation Law provides that each director, in performing his or her duties, may rely on information from others, including officers, employees, lawyers, certified public accountants and committees of the Board of Directors. The amended Bylaws conform the provision regarding reliance on others to more closely track the statute.

         Ratification. The amended Bylaws clarify that, in general, the Board of Directors or stockholders may ratify prior actions of the Corporation or its officers.

         Emergency. The amended Bylaws provide for procedures in the event of a catastrophic event, including notice to directors and quorum for meetings of directors.

ARTICLE IV. COMMITTEES.

         Meetings. The amended Bylaws provide for the appointment of members of a committee of the Board of Directors in the event of an absence of any member of the committee.

ARTICLE V. OFFICERS.

         Bonds. The amended Bylaws remove outdated provisions concerning the giving of bonds by certain officers of the Company.

ARTICLE VII. STOCK.

         Certificates. Consistent with the New York Stock Exchange's requirement that all listed securities be eligible to participate in the Direct Registration System, the amended Bylaws clarify that the Company may issue some or all of the shares of the Company's stock without certificates and update provisions related to uncertificated shares.

         Record Date. The amended Bylaws remove reference to closing of the Company's transfer books. Such provisions are generally never used by a publicly traded company.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR 2008 ANNUAL MEETING

         As a result of the amendment to the advance notice provisions described above, a stockholder nomination or proposal intended to be considered at the Company's 2008 Annual Meeting of Stockholders must be received by the Secretary after May 1, 2008, and prior to 5:00 p.m., Eastern Time, on May 31, 2008. Nominations or proposals should be mailed to Coach, Inc., to the attention of Coach's Secretary, Todd Kahn, 516 West 34th Street, New York, New York 10001.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.


       The following exhibit is filed herewith:


EXHIBIT NO.            DESCRIPTION OF EXHIBITS
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    3.1                Amended and Restated Bylaws of Coach, Inc., as adopted on
                       February 7, 2008.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 13, 2008                COACH, INC.

                                       By: /s/ Todd Kahn
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                                           Name: Todd Kahn
                                           Title: SVP, General Counsel